UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 24, 2012

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CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34533	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On Tuesday, April 24, 2012, Celadon Group, Inc. a Delaware corporation (the “Company”), issued a press release after the close of the market announcing its financial and operating results for the quarter ended March 31, 2012, its third fiscal quarter.  A copy of the press release is attached to this report as Exhibit 99.1.

Item 4.02(a)   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

    The Company has reevaluated the appropriate GAAP interpretation of the maximum amount that the Company could be required to pay as described in ASC 840-10-25-14, in the event of a non-performance-related default, for purposes of evaluating lease classification.  As a result, most of the Company’s tractor and trailer leases previously classified as operating leases will now be classified as capital leases in the Company’s financial statements prior to March 31, 2012.

    On April 24, 2012, the Company and the Audit Committee of the Board of Directors concluded, in consultation with KPMG LLP, the Company’s independent registered public accounting firm, that the Company should restate its balance sheets for the years ended June 30, 2011 and 2010 and its consolidated statements of income, stockholders’ equity, and cash flows for each of the years in the three year period ended June 30, 2011 included in the Company’s June 30, 2011 Annual Report on Form 10-K and the consolidated interim financial statements included in the Company’s Forms 10-Q as of and for the quarter and year to date periods ended September 30, 2011 and December 31, 2011, and related 2010 comparative prior quarter and year to date periods included in those Form 10-Qs. Accordingly, those financial statements should no longer be relied upon.  The Audit Committee of the Board of Directors and members of the Company’s management have discussed the matters disclosed in this Item 4.02(a) with KPMG LLP.

The Company intends to file amended Quarterly Reports on Form 10-Q/A as of and for the quarter and year to date periods, including the 2011 comparative prior year periods ended September 30, 2011, December 31, 2011, and March 31, 2012; and amended results for the related consolidated statements of income, balance sheets, stockholders’ equity, and cash flows for each of the years in the three-year period ended June 30, 2011 (reported within its Form 10-K for fiscal year 2010) before the Form 10-Q filing for the period ending March 31, 2012, or as soon as practicable thereafter.

    Management has considered, and is continuing to evaluate, the effect of the restatement on the Company’s prior conclusions of the adequacy of its internal control over financial reporting and disclosure controls and procedures as of the end of each of the applicable restatement periods.  The Company will amend any disclosures pertaining to its evaluation of such controls and procedures as appropriate in connection with filing the amendments to its Form 10-K for the year ended June 30, 2011 and Forms 10-Q for the quarters ended September 30, 2011 and December 31, 2011.

Item 7.01    Regulation FD Disclosure.

On Tuesday, April 24, 2012, Celadon Group, Inc., a Delaware corporation (the "Company"), issued a press release announcing the restatement of the Company’s financials.  A copy of the press release is attached to this report as Exhibit 99.1.

Item 8.01    Other Events.

The press release also announced that the Company's Board of Directors declared a cash dividend of $0.02 per share of common stock.  The dividend is payable to the Company's shareholders of record as of July 6, 2012, and is expected to be paid on July 18, 2012. A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
	NUMBER	EXHIBIT DESCRIPTION
99.1
Celadon Group, Inc. press release announcing financial and operating results for the three and nine months ended March 31, 2012, the third fiscal quarter of the Company's fiscal year ending June 30, 2012.

    The information contained in Items 2.02, 7.01, 8.01, and 9.01 of this report and Exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

    The information contained in Items 2.02, 7.01, 8.01, and 9.01 of this report and Exhibit 99.1 hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to the italicized paragraph at the end of the attached press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: April 24, 2012	By:	/s/ Paul Will
Paul Will
President and Chief Operating Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1
Celadon Group, Inc. press release announcing financial and operating results for the three and nine months ended March 31, 2012, the third fiscal quarter of the Company's fiscal year ending June 30, 2012.